UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008

COMMUNICATE.COM INC.
(Exact name of Registrant as specified in charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

     375 Water Street
Suite 645
Vancouver, British Columbia V6B 5C6

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Changes in Entry into a Material Definitive Agreement

On May 22, 2008, (the “Closing Date”) Communicate.com Inc. (the “Company”) consummated the closing of (the “Closing”), and became obligated under its previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated March 25, 2008, by and among the Company, Communicate.com Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Subsidiary”), Entity, Inc., a Delaware corporation, (“Entity”), Harjeet Taggar, Kulveer Taggar and Patrick Collison, the founding members of Entity (each a “Founder” and collectively, the “Founders”) and Harjeet Taggar as representative of the shareholders of Entity (the “Stockholder Representative”).

Pursuant to the Merger Agreement, Entity has merged with and into the Merger Subsidiary with the Merger Subsidiary as the surviving corporation (the “Merger”) upon the filing of the certificate of merger in the State of Delaware on the Closing Date.  In connection with the Merger, the stockholders of Entity shall receive in total (i) $2,000,000 cash minus $153,305.32 in certain assumed liabilities (the “Cash Consideration”) and (ii) 1,000,000 shares of common stock of the Company (the “Merger Shares”), in exchange for 100% of the issued and outstanding shares of Entity. Pursuant to the Merger Agreement, the number of Merger Shares was calculated based on the price of $3.00 per share.

In connection with the Merger, each Entity stockholder is entitled to receive (i) 34% of the Merger Shares (the “Initial Shares”) for a total of 340,000 shares of common stock and (ii) the Cash Consideration minus $800,000 (the “Initial Cash”) for a total of $1,046,694.68 upon the Closing.  The remaining Merger Shares shall be distributed in the amount 22% of such Merger Shares on the first, second, and third anniversary of the Merger (the “Distribution Shares”) and the remaining $800,000 of the total Cash Consideration (the “Distribution Cash”), shall be distributed on the first anniversary of the Merger (each, a “Distribution Date”).  All amounts of Initial Shares, Distribution Shares, Initial Cash, and Distribution Cash shall be distributed pro rata among the Entity Stockholders.  The distribution of the Distribution Shares to the Founders is subject to their continuing employment with the Company or a subsidiary of the Company on each Distribution Date.  Entity’s convertible notes and Series AA Preferred Stock were converted into shares of common stock of Entity prior to the Closing. The shareholders of Entity will receive a Letter of Transmittal and instructions on how to tender their shares of Entity common stock in order to receive the Merger Consideration.

Pursuant to the Merger Agreement, the Merger Subsidiary has entered into (i) a Founders Employment Agreement (the “Founders Employment Agreement”) with each of the Founders, (ii) an Employment Agreement (the “Employment Agreement”) with Mr. Phillip Kast and Mr. Brian Collins, and (iii) a Secondment Agreement (the “Secondment Agreement”) with each of the Founders and Mr. Kast and Mr. Collins. In addition, the Merger Subsidiary entered into an Interim Consulting Agreement, effective March 25, 2008 (the “Interim Consulting Agreement”) with each of the Founders, Mr. Kast, and Mr. Collins whereby each individual has performed certain software development and engineering services to the Company pending the closing of the Merger.  The Interim Consulting Agreement was terminated by its own terms as of the Closing Date.

Pursuant to the terms of the Founder Employment Agreements, effective as of the Closing Date, Mr. Harjeet Taggar and Mr. Kulveer Taggar will serve in the positions of Directors of Product Management and Mr. Collison will serve in the position of Director of Engineering.  In connection with each Founder Employment Agreement, each Founder has also entered into a Stock Option Agreement on the Closing Date with the Company, pursuant to which the Company has granted an incentive stock option under the Company’s 2007 Stock Incentive Plan for the purchase of 100,000 shares of the Company’s common stock at the at a price per share equal to the market closing price of the Common Stock on the Closing Date.

Pursuant to the terms of the Employment Agreement, effective as of the Closing Date, each Mr. Kast and Mr. Collins will provide engineering and software development services.  Mr. Kast will serve in the position of Senior Engineer.   Mr. Collins will serve in the position of Engineer. Each of Mr. Collins and Mr. Kast has also entered into a Stock Option Agreement on the Closing Date, pursuant to which the Company has granted an incentive stock option under the Company’s 2007 Stock Incentive Plan for the purchase of 50,000 shares of the Company’s common stock at a price per share equal to the market closing price of the common stock on the Closing Date.

Pursuant to the terms of the Secondment Agreement, each employee’s services may be exchanged between the Merger Subsidiary and the Company’s subsidiary, Domain Holdings, Inc. a corporation incorporated under the laws of Alberta, Canada, thereby providing for his employment in both the United States and Canada.

The respective boards of directors of the Company, Merger Subsidiary, and Entity have each approved the Merger Agreement, the Merger, and the transactions contemplated thereunder.  In addition, the shareholders of Entity have voted to approve the Merger in compliance with the requirements of Delaware law. The Merger Agreement contains customary representations, warranties and covenants of both the Company and Entity.  All conditions precedent were all obtained for the closing of the Merger.

The foregoing description of the Merger Agreement, Merger, and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, and all schedules and exhibits thereto, including without limitation exhibits 10.1 to 10.17 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2008 and incorporated herein by reference, the full text of the Stock Option Agreements filed with this Current Report on Form 8-K as exhibits 10.1 to 10.5 and incorporated herein by reference, and Form of Investment Representation Letter under Regulation D and Regulation S a copy of which is filed as Exhibit 10.6 and 10.7 respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Company hereby incorporates by reference the disclosures made by the Company under Item 1.01 of this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The Company hereby incorporates by reference the disclosures made by the Company under Item 1.01 of this Current Report on Form 8-K.

In accordance with the terms and conditions of the Merger Agreement, the Company agreed to issue to the Entity stockholders listed in the Distribution Schedule the Merger Shares.  The offer and sale of the Merger Shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on (i) the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder; or (ii) the exemption afforded under Rule 903 of Regulation S of the Securities Act.  The Company made this determination based on the representations of the Entity stockholders which included, in pertinent part, that such stockholders were “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such stockholders were acquiring the securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof and that each share of the Company’s common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.  The Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares and each Entity stockholder, to the extent relying on the exemption afforded under Regulation S, represented to the Company that the stockholder was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The Merger shares will be issued when and if the Letters of Transmittal are properly delivered to the Company together with the stock certificates of Entity, Inc.

The foregoing description of the Merger Agreement, Merger, and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, and all schedules and exhibits thereto, including without limitation exhibits 10.1 to 10.17 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2008 and incorporated herein by reference, the full text of the Stock Option Agreements filed with this Current Report on Form 8-K as exhibits 10.1 to 10.5 and incorporated herein by reference,, and Form of Investment Representation Letter under Regulation D and Regulation S a copy of which is filed as Exhibit 10.6 and 10.7 respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item	9.01 Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

The financial statements of Entity required pursuant to this Item 9.01 will be furnished by the Company within no later than 71 calendar days of the date of this Current Report on Form 8-K.

(b)   Pro Forma Financial Information

The pro forma financial information required pursuant to this Item 9.01 will be furnished by the Company within no later than 71 calendar days of the date of this Current Report on Form 8-K.

(d)	Exhibits

Exhibit

10.1	Incentive Stock Option Agreement Granted Under the 2007 Stock Incentive Plan dated May 22, 2008 between Communicate.com Inc. and Harjeet Taggar.
10.2	Incentive Stock Option Agreement Granted Under the 2007 Stock Incentive Plan dated May 22, 2008 between Communicate.com Inc. and Kulveer Taggar.
10.3	Incentive Stock Option Agreement Granted Under the 2007 Stock Incentive Plan dated May 22, 2008 between Communicate.com Inc. and Patrick Collison.
10.4	Incentive Stock Option Agreement Granted Under the 2007 Stock Incentive Plan dated May 22, 2008 between Communicate.com Inc. and Phillip Kast.
10.5	Incentive Stock Option Agreement Granted Under the 2007 Stock Incentive Plan dated May 22, 2008 between Communicate.com Inc. and Brian Collins.
10.6	Form of Investment Representation Letter (Regulation D)
10.7	Form of Investment Representation Letter (Regulation S)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNICATE.COM, INC.

By:  /s/ C. Geoffrey Hampson
       C. Geoffrey Hampson
       Chief Executive Officer
       Dated: May 29, 2008